SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Supplement dated December 15, 2025, to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated April 30, 2025, as amended

Effective December 15, 2025, Mr. Ralph M. Segall will no longer be the co-portfolio manager for the Segall Bryant & Hamill All Cap Fund and the Segall Bryant & Hamill Global All Cap Fund (each, a “Fund”). Accordingly, all references to Mr. Segall serving in such capacity in each Fund’s summary prospectus, prospectus, and SAI, are deleted in their entirety as of such date.

Mr. Suresh Rajagopal will continue to be the portfolio manager primarily responsible for the day-to-day portfolio management decisions for each Fund. Mr. Rajagopal has been a portfolio manager of the Segall Bryant & Hamill All Cap Fund since its inception and its predecessor fund since July 31, 2013, and the Segall Bryant & Hamill Global All Cap Fund since July 23, 2020. Mr. Rajagopal will continue to be supported by the rest of the dedicated analysts on the Adviser’s All Cap team.

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.

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